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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 17, 1997
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                        PERSONNEL GROUP OF AMERICA, INC.
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             (Exact Name of Registrant as Specified in its Charter)




         Delaware                      001-13956                 56-1930691
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                          6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)






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Item 4. Changes in Registrant's Certifying Accountant.

(a) As the result of hiring a new Chief Financial Officer, Mr. James Hunt, who has a family relationship with a partner in the Greensboro, North Carolina office of Arthur Andersen LLP ("Arthur Andersen"), which had served as the Company's independent public accountants since 1995, the Company received a letter from Arthur Andersen dated March 17, 1997 indicating that it would decline to stand for reappointment as the Company's independent public accountants for the current fiscal year.

         The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 1995 and December 29, 1996 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1995 and December 29, 1996, and in the subsequent interim period, there were no disagreements with Arthur Andersen on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to such matter in its report.

         The Company has furnished Arthur Andersen with a copy of the foregoing disclosure and requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreement with the foregoing statements. A copy of the letter of Arthur Andersen to the Securities and Exchange Commission, dated March 21, 1997, is filed as Exhibit 16 hereto.

(b) The Company's Board of Directors, upon the recommendation of the Audit Committee, has engaged Price Waterhouse LLP ("Price Waterhouse") as of March 17, 1997 as the Company's independent public accountants for its fiscal year ending December 28, 1997. The Company's selection of Price Waterhouse will be submitted for ratification by the Company's shareholders at the 1997 Annual Meeting to be held May 21, 1997.

Item 7. Exhibits.

         The following exhibits are filed as part of this report.

         Exhibits

         Exhibit 16 -- Letter of Arthur Andersen LLP to the Securities
                       and Exchange Commission dated March 21, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 1997

                                          PERSONNEL GROUP OF AMERICA, INC.


                                          By:  /s/ Ken R. Bramlett, Jr.
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                                               Ken R. Bramlett, Jr.
                                               Sr. V.P. and General Counsel





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                                INDEX TO EXHIBITS

Documents filed under Item 7

            Exhibit 16 -- Letter of Arthur Andersen LLP to the Securities
                          and Exchange Commission dated March 21, 1997


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